SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                           FORM 8-K

                        CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d)
             OF THE SECURITIES EXCHANGE ACT OF 1934

                        Date of  Report
                      February 11, 1994

                Inter-Regional Financial Group, Inc.
      Exact name of registrant as specified in its charter)

                          DELAWARE
       (State or other jurisdiction of incorporation of
                        organization)


                 1-8186                       41-1228350
        (Commission File Number)    (IRS Employer Identification
                                                 Number)

                    Dain Bosworth Plaza
                   60 South Sixth Street
             Minneapolis, Minnesota                55402-4422
       (Address of principal executive offices)    (Zip Code)


Registrant's telephone number, including area code (612) 371-7750

Item 5.    OTHER EVENTS

On February 1, 1994, the registrant elected two new individuals to its Board of Directors, C.A. Rundell, Jr., of Dallas, Texas and Robert L. Ryan of Minneapolis, Minnesota. The additions increased the size of the registrant's Board to nine directors and brings to six the number of non-management directors.

Rundell heads Rundell Enterprises and is active as a director and/or consultant with particular emphasis on financial structuring, strategic planning, acquisitions and divestitures. Among his board affiliations, he serves as chairman of NCI Building Systems, which designs, manufactures and markets metal building systems and components for non-residential use. Rundell also serves as a director of Tyler Corporation, American Healthcare Management, Inc., Tandy Brands Accessories, Inc., Eljer Industries, Inc., Bollinger Industries, Inc. and Redman Industries, Inc., as well as several private companies. He holds a BS degree in chemical engineering from the University of Texas and an MBA with distinction from Harvard University.

Ryan is senior vice president and chief financial officer of Medtronic, Inc., a Minnesota-based developer and manufacturer of biomedical devices for improving cardiovascular and neurological health. Prior to joining Medtronic in April 1993, Ryan was for 11 years affiliated with Union Texas Petroleum Corporation in Houston, Texas, most recently as vice president of finance and chief financial officer. From 1975 to 1982, he was a vice president of Citicorp, and from 1970 to 1975, an engagement manager with McKinsey & Co., a management consulting firm. Ryan serves as a director of TECO Energy (Tampa Electric), Riverwood International Corporation, and the United Negro College Fund of Houston. He earned a BS degree in electrical engineering from Wayne State University, an MS in electrical engineering from Cornell University, and an MBA from Harvard University.

On February 3, 1994, the registrant named John C. Appel President and Chief Operating Officer of its Minneapolis-based brokerage subsidiary, Dain Bosworth Incorporated. Appel was formerly the Chief Financial Officer of the registrant and Dain Bosworth Incorporated. Mr. Appel remains an Executive Vice President of the Registrant. Reference is made to the press release filed as
Exhibit 28 herewith.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 4(a)   First Amendment to Credit Agreement dated November
30, 1993.

Exhibit 4(b)   Third Amendment to Term Loan Agreement dated
November 30, 1993

Exhibit 28 Press release regarding the election of John Appel as President of Dain Bosworth Incorporated.


                               SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


INTER-REGIONAL FINANCIAL GROUP, INC.
Registrant


Date: February 11, 1994          By:   Daniel J. Reuss
                                       Daniel J. Reuss
                                       Senior Vice President
                                       Corporate Controller and
                                       Treasurer

                                                     Exhibit 4(a)

                   FIRST AMENDMENT TO CREDIT AGREEMENT

This Amendment is made as of this 30th day of November, 1993, by and among INTER-REGIONAL FINANCIAL GROUP, INC., a Delaware corporation (the "Borrower"), the financial institutions that have executed this Amendment (the "Banks") and Norwest Bank Minnesota, National Association, a national banking association, as agent for the Banks (the "Agent").

The Borrower, the Banks and the Agent have entered into a Credit Agreement dated as of June 23, 1993 (the "Credit Agreement"), which Credit Agreement amended and restated the Credit Agreement dated as of June 27, 1991, by and among the Borrower, the Banks and the Agent, as amended from time to time. The Banks have agreed, severally but not jointly, to make loans to the Borrower on the terms and conditions set forth in the Credit Agreement.

Loans made by the Banks under the Credit Agreement are evidenced by promissory notes dated as of June 23, 1993 executed by the Borrower in favor of each Bank (each, a "Note"). The Notes mature on June 30, 1995.

At the Borrower's request, the Agent has agreed to issue irrevocable standby letters of credit for the account of the Borrower, and each of the Banks has agreed to participate in each of such letters of credit, on the terms and conditions set forth in this Agreement.

ACCORDINGLY, the parties hereto hereby agree as follows:

1.  Terms used in this Amendment which are defined in the Credit
Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

2. The Recitals to the Credit Agreement are hereby amended by deleting the third paragraph thereof and by substituting the following new paragraph in its place:

          "At the Borrower's request, the Banks have agreed to continue to make loans to the Borrower, the Agent has agreed to issue certain irrevocable standby letters of credit for the account of the Borrower, and the Agent has agreed to continue to serve as Agent in the making of such loans and the issuance of such letters of credit, on the terms and conditions set forth in this Agreement."

3. Section 1.01 of the Credit Agreement is hereby amended by deleting the definition of "Loan Documents" as it appears on page
5 of the Credit Agreement and by substituting the following new definition in its place:

          "'Loan Documents' means this Agreement, the Notes and the Standby Letter of Credit Applications."

4. Section 1.01 of the Credit Agreement is hereby further amended by adding to Section 1.01, in alphabetical order, the following new definitions:

          "'L/C Amount' means the sum of (i) the aggregate face amount of any issued and outstanding Standby Letters of Credit and (ii) the unpaid amount of the Obligation of Reimbursement.

           'Obligation of Reimbursement' has the meaning specified in Section 2.17 hereof.

           'Special Account' means a cash collateral account maintained by the Agent in connection with Standby Letters of Credit, as contemplated by Section 2.17.

           'Standby Letter of Credit' has the meaning specified in Section 2.17 hereof.

           'Standby Letter of Credit Application' has the meaning specified in Section 2.17 hereof."

5. Section 2.01 of the Credit Agreement is hereby amended by deleting the first sentence thereof and by substituting the following new sentence in its place:

           "Each Bank agrees, severally but not jointly, on the terms and subject to the conditions hereinafter set forth, to make the Bank's Percentage of the Advances requested by the Borrower from time to time during the period from the date hereof to and including the Commitment Termination Date, in an aggregate amount not to exceed at any time outstanding that Bank's respective Commitment less that Bank's Percentage of the L/C Amount."

6. Section 2.08 of the Credit Agreement is hereby deleted in its entirety and the following new Section 2.08 is substituted in its place:

     "Section 2.08 Termination or Reduction of the Commitments. The Borrower shall have the right at any time and from time to time upon five Domestic Business Days' prior notice to the Agent permanently to terminate in whole or permanently to reduce in part the Commitments, pro rata as to each Bank based on its Percentage, without penalty or premium, provided that each partial reduction shall be in the amount of $3,000,000 or an integral multiple thereof, and provided further that no reduction shall reduce the sum of the Commitments to an amount less than
(i) the aggregate amount of the Advances outstanding under the Revolving Notes at the time plus (ii) the L/C Amount."

7.   The following new Section 2.17 is hereby added to the Credit
Agreement immediately after Section 2.16 thereof:

      "Section 2.17  Standby Letters of Credit.

   (a)  Subject to the terms and conditions set forth in this
Section 2.17 and in Article III, the Agent shall issue one or more irrevocable standby letters of credit for the account of the Borrower (each a 'Standby Letter of Credit') from time to time during the period from the date hereof to and including the Commitment Termination Date, in an aggregate amount at any time outstanding not to exceed the sum of the Commitments of the Banks less the sum of (i) all outstanding Advances hereunder and (ii) the unpaid amount of the Obligation of Reimbursement.

   (b) Each Bank hereby unconditionally and irrevocably accepts for its account and risk an undivided participating interest in the obligations of the Agent with respect to each Standby Letter of Credit. Each Bank's participation in a Standby Letter of Credit shall be that Bank's Percentage of the face amount of such Standby Letter of Credit.

   (c) No Letter of Credit shall be issued with an expiry date later than the Commitment Termination Date in effect as of the date of issuance.

   (d) Whenever the Borrower desires to obtain issuance of a Standby Letter of Credit, the Borrower shall request the same by written notice to the Agent or telephonic request to the Agent from any person purporting to be authorized to request issuance of a Standby Letter of Credit on behalf of the Borrower, which notice or request shall specify the date of the requested issuance (which date shall be a Domestic Business Day). Prior to the requested date of issuance, the Borrower shall provide the Agent with an application for Standby Letter of Credit (each a 'Standby Letter of Credit Application') duly executed in the form of Exhibit H hereto. The terms and conditions set forth in each such Standby Letter of Credit Application shall supplement the terms and conditions hereof, but in the event of inconsistency between the terms of any such Standby Letter of Credit Application and the terms hereof, the terms hereof shall control. Any request for the issuance of a Standby Letter of Credit under this Section 2.17 shall be deemed to be a representation by the Borrower that (i) the conditions set forth in this Section 2.17 have been met, and (ii) the statements set forth in Section 3.02 hereof are correct as of the time of the request.

   (e) The Agent shall promptly notify each Bank of the issuance of a Standby Letter of Credit and of the face amount of such Standby Letter of Credit.

   (f) The Borrower shall pay to the Agent for the account of the Banks a Standby Letter of Credit fee (i) with respect to Standby Letters of Credit issued with an expiration date less than sixty (60) days after the date of issuance, equal to three quarters of one percent (.75%) per annum of the face amount of each such Standby Letter of Credit issued hereunder and (ii) with respect to Standby Letter of Credit issued with an expiration date sixty (60) or more days after the date of issuance, equal to one and one-eighth percent (1.125%) per annum of the face amount of each such Standby Letter of Credit issued hereunder. Such Standby Letter of Credit fee shall be computed for the period commencing on the date of issuance of a Standby Letter of Credit and ending on the expiration date thereof, and shall be payable quarterly in arrears or in full upon the earlier expiration of such Standby Letter of Credit. In addition, the Borrower agrees to pay to the Agent for the account of the Agent, on written demand by the Agent, the administrative fees charged by the Agent in the ordinary course of business in connection with the honoring of drafts under any Standby Letter of Credit, and all other activity with respect to the Standby Letters of Credit at the then-current rates published by the Agent generally.

   (g) Draws under any Letter of Credit shall be reimbursed to the Agent in accordance with the applicable Standby Letter of Credit Application and as follows:

         (i) Whenever a draft under a Standby Letter of Credit is presented to the Agent for payment, the Borrower hereby agrees to immediately reimburse the Agent for the amount paid by the Agent under the Standby Letter of Credit, plus any and all reasonable charges and expenses that the Agent may pay or incur relative to such draw, plus interest on all such amounts, charges and expenses as set forth below (all such amounts are hereinafter referred to, collectively, as the "Obligation of Reimbursement").

         (ii) The Borrower hereby agrees to pay the Agent on demand interest on all amounts, charges and expenses payable by the Borrower to the Agent under this Section 2.17, accrued from the date any such draft, charge or expense is paid by the Agent until payment in full by the Borrower at the Floating Rate.

         (iii) If the Borrower fails to pay to the Agent promptly the amount of its Obligation of Reimbursement in accordance with the terms hereof and the Standby Letter of Credit Application pursuant to which such Standby Letter of Credit was issued, the Agent is hereby irrevocably authorized and directed, in its sole discretion, to make a Floating Rate Advance under
Section 2.01 hereof in an amount sufficient to discharge the Obligation of Reimbursement, including all interest accrued thereon but unpaid at the time of such Advance, and each Bank's Percentage of such Advance shall be added to the outstanding principal balance of such Bank's Revolving Note.

          (iv) The obligations of the Borrower arising under this Agreement shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement, under all circumstances whatsoever, including (without limitation) the following circumstances: (A) payment by or on behalf of the Agent under any Standby Letter of Credit against presentation of a draft or certificate which does not comply with the terms of such Standby Letter of Credit; (B) any lack of validity or enforceability of any Standby Letter of Credit or any other agreement or instrument relating to any Standby Letter of Credit (collectively the 'Related Documents'); (C) any amendment or waiver of or any consent to departure from all or any of the Related Documents; (D) the existence of any claim, setoff, defense or other right which the Borrower may have at any time, against any beneficiary or any transferee of any Standby Letter of Credit (or any persons or entities for whom any such beneficiary or any such transferee may be acting), or other person or entity, whether in connection with this Agreement, the transactions contemplated herein or in the Related Documents or any unrelated transactions; or (E) any statement or any other document presented under any Standby Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever; provided, however, that the Borrower shall have a claim against the Agent and the Banks, and the Agent and the Banks shall be liable to the Borrower to the extent, but only to the extent, of any direct, as opposed to consequential, damages suffered by the Borrower which were caused by:

            (i) the willful misconduct or gross negligence of the Agent, the Banks, or any of them, in determining whether documents presented under any Standby Letter of Credit comply with the terms of such Standby Letter of Credit; or

            (ii) the willful or grossly negligent failure of the Agent, the Banks, or any of them, to pay under any Standby Letter of Credit after the presentation to the Agent of a draft and certificate strictly complying with the terms and conditions of such Standby Letter of Credit.

   (h) The Agent will endeavor to promptly notify each Bank whenever a draft under a Standby Letter of Credit is presented to the Agent for payment. If the Agent makes any payment pursuant to the terms of any Standby Letter of Credit and is not immediately reimbursed by the Borrower, the Agent shall promptly notify each Bank of such payment and shall direct each Bank to pay such Bank's Percentage of the unreimbursed amount. Upon receipt of any such notification prior to 1:00 p.m. (Minneapolis time) on a Domestic Business Day, the recipient Bank shall be unconditionally and irrevocably obligated to pay its Percentage of the unreimbursed amount to the Agent in immediately available funds prior to the close of business on such date. Notices received after 1:00 p.m. (Minneapolis time) shall be deemed to have been received on the following Domestic Business Day. If payment is not made by a Bank when due hereunder, interest on the unpaid amount shall accrue from the date of the Agent's notification through the date of payment at the Federal Funds Rate. After making payment to the Agent under this subsection in connection with a Standby Letter of Credit, a Bank shall be entitled to participate to the extent of its Percentage in any reimbursement obtained from the Borrower in respect of such Standby Letter of Credit or in any amount added to the outstanding principal balance of such Bank's Revolving Note pursuant to Section 2.17(g) above.

   (i) On the Commitment Termination Date or earlier termination of the Commitments, the Borrower shall pay the Agent in immediately available funds for deposit in the Special Account an amount equal to the maximum aggregate amount available to be drawn under all Standby Letters of Credit then outstanding, assuming compliance with all conditions for drawing thereunder. Amounts on deposit in the Special Account may be applied by the Agent at any time or from time to time to the Borrower's Obligation of Reimbursement or any other obligations of the Borrower to the Banks arising under this Agreement, in the Agent's sole discretion, and shall not be subject to withdrawal by the Borrower so long as the Agent maintains a security interest therein. The Agent agrees to transfer any balance in the Special Account to the Borrower at such time as the Agent is required to release its security interest in the Special Account under applicable law.

   (j) The Borrower hereby pledges, and grants to the Agent, as agent for itself and for the other Banks, a security interest in, all funds held in the Special Account from time to time and all proceeds thereof, as security for the payment of all present and future Obligations of Reimbursement and all other amounts due and to become due from the Borrower to any Bank pursuant to this Agreement. The Agent shall have full ownership and control of the Special Account, and the Borrower shall have no right to withdraw the funds maintained in the Special Account.

8. Section 3.02 of the Credit Agreement is hereby deleted in its entirety and the following new Section 3.02 is substituted in its place:

        "Section 3.02   Conditions Precedent to All Advances, to
the Term Loan and to the Issuance of All Standby Letters of Credit. The obligation of each Bank to make each Advance under
Section 2.01 (including the initial Advance) and to make the Term Loan under Section 2.04 and the obligation of the Agent to issue any Standby Letter of Credit under Section 2.17 shall be subject to the further condition precedent that on the date of such Advance, Term Loan or Standby Letter of Credit, as the case may be:

          (a)   the representations and warranties contained in
Article IV are correct on and as of the date of such Advance, Term Loan or Standby Letter of Credit, as the case may be, as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date; and

          (b) no event has occurred and is continuing, or would result from such Advance, Term Loan or Standby Letter of Credit, as the case may be, which constitutes a Default or an Event of Default."

9. Article V of the Credit Agreement is hereby amended by deleting the first four (4) lines thereof and by substituting the following new text in their place:

          "So long as any Note or any Obligation of Reimbursement shall remain unpaid or any Standby Letter of Credit shall remain outstanding or the Commitments shall be outstanding, the Borrower will comply with the following requirements, unless each Bank shall otherwise consent in writing:"

10. Article VI of the Credit Agreement is hereby amended by deleting the first three (3) lines thereof and by substituting the following new text in their place:

          "So long as any Note or any Obligation of Reimbursement shall remain unpaid or any Standby Letter of Credit shall remain outstanding or the Commitments shall be outstanding, the Borrower agrees that, without the prior written consent of each Bank:"

11. Section 6.02 of the Credit Agreement is hereby amended by deleting subsection (a) thereof and by substituting the following new Section (a) in its place:

          "(a) indebtedness evidenced by the Notes or arising or existing in connection with any Standby Letter of Credit;".

12. Section 6.02 of the Credit Agreement is hereby further amended by deleting the word "and" as it appears at the end of subsection (g) thereof, by deleting the period at the end of subsection (h) thereof and substituting a semicolon and the word "and" in its place and by adding the following new subsection (i) immediately after subsection (h) thereof:

           "(i)   indebtedness of the Borrower to any of the
Banks on account of irrevocable standby letters of credit (other than the Standby Letters of Credit) issued by any such Bank for the account of the Borrower, provided that (i) each such letter of credit is issued to support obligations of Insight Investment Management, Inc., a subsidiary of the Borrower, to deliver securities to any unit investment trust, (ii) each such letter of credit is issued with an expiry date not later than 30 days after the date of issuance and (iii) the aggregate face amount of all such letters of credit issued and outstanding at any time plus all unpaid reimbursement obligations of the Borrower in connection with all such letters of credit does not exceed at any time $30,000,000."

13. Section 6.09 of the Credit Agreement is hereby amended by deleting the second sentence thereof and by substituting the following new sentence in its place:

      "The Borrower will not, and will not permit any Subsidiary to, make any capital expenditure, including capitalized lease obligations permitted in this Section, if, after giving effect to such expenditure, the aggregate amount of such expenditures made by the Borrower and its Subsidiaries combined will exceed $15,000,000 in any calendar year."

14. Section 7.01(a) of the Credit Agreement is hereby deleted in its entirety and the following new Section 7.01(a) is substituted in its place:

      "(a)   Default in the payment of any interest on or
principal of any of the Notes or any Obligation of Reimbursement when it becomes due and payable; or".

15. Section 7.01(d) is hereby amended by adding the following new text immediately after the words "this Agreement" as they appear in the second line of Section 7.01(d):

      "or any Standby Letter of Credit Application".

16. Section 7.02 of the Credit Agreement is hereby amended by renumbering subsection (e) thereof as subsection (f) and by adding the following new subsection (e) immediately after subsection (d) thereof:

       "(e)   If any Standby Letter of Credit remains
outstanding, the Agent may, by notice to the Borrower, require the Borrower to deposit in the Special Account immediately available funds equal to the aggregate face amount of all such outstanding Standby Letters of Credit."

17. The Credit Agreement is hereby amended by adding to the Credit Agreement as Exhibit H thereto, the Application and
Agreement for Irrevocable Standby Letter of Credit attached to this Amendment as Attachment 1.

18. Except as explicitly amended by this Amendment, all of the terms and conditions of the Credit Agreement shall remain in full force and effect and shall apply to any advance or letter of credit thereunder.

19. The Borrower agrees to pay the Agent for the account of the Banks as of the date hereof a fully earned, non-refundable fee in the amount of $5,000 in consideration of the execution by the Lender of this Amendment.

20. This Amendment shall be effective upon receipt by the Agent of an executed original hereof, together with each of the following, each in substance and form acceptable to the Agent in its sole discretion:

      (a) Certificate of the Secretary of the Borrower certifying as to (i) the resolutions of the board of directors of the Borrower approving the execution and delivery of this Amendment, (ii) the fact that the Articles of Incorporation and Bylaws of the Borrower, which were certified and delivered to the Agent pursuant to the Certificate of the Borrower's Secretary dated as of June 23, 1993 continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) certifying that the officers of the Borrower who have been certified to the Agent pursuant to the Certificate of the Borrower's Secretary dated as of June 23, 1993, as being authorized to sign and to act on behalf of the Borrower continue to be so authorized or setting forth the sample signatures of each of the officers of the Borrower authorized to execute and deliver this Amendment and all other documents, agreements and certificates on behalf of the Borrower.

      (b) Opinion of the Borrower's counsel as to the matters set forth in paragraphs and hereof and as to such other matters as the Agent shall require.

21. The Borrower hereby represents and warrants to the Lender as follows:

      (a) The Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

      (b) The execution, delivery and performance by the Borrower of this Amendment have been duly authorized by all necessary corporate action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the articles of incorporation or by-laws of the Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

       (c) All of the representations and warranties contained in Article IV of the Credit Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

22. All references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended hereby; and any and all references in the Loan Documents shall be deemed to refer to the Credit Agreement as amended hereby.

23. The execution of this Amendment and acceptance of any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Loan Document or other document held by the Agent, whether or not known to the Agent and whether or not existing on the date of this Amendment.

24. The Borrower hereby absolutely and unconditionally releases and forever discharges the Agent and the Banks, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

25. The Borrower hereby reaffirms its agreement under the Credit Agreement to pay or reimburse the Agent on demand for all costs and expenses incurred by the Agent in connection with the Loan Documents and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Agent for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto.

26. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


INTER-REGIONAL FINANCIAL GROUP, INC.

By:  Daniel J. Reuss
Its:  Senior Vice President

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Agent

By:  Byron Payne
Its:  Assistant Vice President

NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

By:  Byron Payne
Its:  Assistant Vice President

FIRST BANK NATIONAL ASSOCIATION

By:  Jose A. Peris
Its:  Vice President

                                                     Exhibit 4(b)

              THIRD AMENDMENT TO TERM LOAN AGREEMENT


This Amendment is made as of this 30th day of November, 1993, by and between Inter-Regional Financial Group, Inc., a Delaware corporation (the "Borrower") and Norwest Bank Minnesota, National
Association, a national banking association (the "Bank").

The Borrower and the Bank have entered into a Term Loan Agreement dated as of October 16, 1992, as amended by a First Amendment to Term Loan Agreement dated as of March 12, 1993, and a Second Amendment to Term Loan Agreement dated as of June 23, 1993 (as amended, the "Loan Agreement"), pursuant to which the Bank made the Term Loan to the Borrower subject to the terms and conditions set forth in the Loan Agreement.

The Term Loan made by the Bank to the Borrower under the Loan
Agreement is evidenced by the Term Note of the Borrower dated
October 16, 1992, payable to the order of the Bank in the original principal of $2,000,000 (the "Term Note").

The Borrower, the Bank, First Bank National Association and Norwest Bank Minnesota, National Association, as agent, have entered into an amended and restated Credit Agreement of even date herewith, as the same may be amended or restated from time to time (the "Credit Agreement").

The Borrower has requested the Bank to amend certain provisions of the Loan Agreement to be consistent with the provisions of the Credit Agreement.

The Bank is willing to grant the Borrower's request subject to the terms and conditions hereinafter set forth.

ACCORDINGLY, the parties hereto agree as follows:

1. All capitalized terms used in this Amendment, unless specifically defined herein, shall have the meanings given to such terms in the Loan Agreement.

2. Section 6.02 of the Loan Agreement is hereby amended by deleting the word "and" at the end of Section 6.02(g), by deleting the period at the end of Section 6.02(h) and by substituting therefor the word "; and" and by adding the following new Section 6.02(i) at the end of Section 6.02:

    "(i) indebtedness of the Borrower to the Bank or First Bank National Association on account of irrevocable standby letters of credit other than the Standby Letters of Credit (as defined in the Credit Agreement dated as of June 23, 1993, by and among the Bank, the Borrower, First Bank National Association, Norwest Bank Minnesota, National Association, as agent) issued by the Bank or First Bank National Association for the account of the Borrower, provided that (i) each such letter of credit is issued to support obligations of Insight Investment Management, Inc., a subsidiary of the Borrower, to deliver securities to any unit investment trust, (ii) each such letter of credit is issued with an expiry date not later than 30 days after the date of issuance and (iii) the aggregate face amount of all such letters of credit issued and outstanding at any time plus all unpaid reimbursement obligations of the Borrower in connection with all such letters of credit does not exceed at any time $30,000,000."

3. Section 6.09 of the Loan Agreement is hereby amended by deleting the second sentence thereof and by substituting the following new sentence in its place:

     "The Borrower will not, and will not permit any Subsidiary to, make any capital expenditure, including capitalized lease obligations permitted in this Section, if, after giving effect to such expenditure, the aggregate amount of such expenditures made by the Borrower and its Subsidiaries combined will exceed $15,000,000 in any calendar year."

4.  The Borrower hereby represents and warrants to the Bank that:

    (a) The Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver this Amendment and perform all of its obligations under the Loan Agreement, as amended by this Amendment, and under the Term Note.

   (b) The execution, delivery and performance by the Borrower of its obligations under the Loan Agreement, as amended by this Amendment, and under the Term Note has been duly authorized by all necessary corporate action on the part of the Borrower and do not and will not (i) require any consent or approval of the stockholders of the Borrower, or any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to the Borrower or of the Certificate of Incorporation or Bylaws of the Borrower,
(iii) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which the Borrower is a party or by which the Borrower or its properties may be bound or affected, or (iv) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature upon or with respect to any of the properties now owned or hereafter acquired by the Borrower.

   (c) The Loan Agreement, as amended by this Amendment, and the Term Note constitute the legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms.

   (d)  All of the representations and warranties contained in
Article IV of the Loan Agreement are correct on and as of the date hereof, except to the extent that such representations and warranties relate solely to an earlier date.

5. This Amendment shall be of no force or effect until the Bank shall have received the following, in form and substance satisfactory to the Bank:

   (a) copy of the resolutions adopted by the Board of Directors of the Borrower authorizing the execution and delivery of this Amendment, certified as having been duly adopted prior to and as being in effect on the date of this Amendment; and

   (b) A signed copy of an opinion of counsel for the Borrower, addressed to the Bank in form and content acceptable to the Bank.

6. On the date this Amendment becomes effective, all references in the Loan Agreement to "this Agreement" and all references in the Term Note to the "Term Loan Agreement" shall be deemed to refer to the Loan Agreement as amended by this Amendment.

7. Except as explicitly amended by this Amendment, all of the original terms and conditions of the Loan Agreement and the Term
Note shall remain in full force and effect.

8. The Borrower hereby agrees to pay all reasonable fees and disbursements of counsel to the Bank for the services performed by such counsel in connection with the preparation of this Amendment and any documents or instruments incidental thereto.

9. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all such counterparts, taken together, shall constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.


INTER-REGIONAL FINANCIAL GROUP, INC.

By:  Daniel J. Reuss
Its: Senior Vice President


NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

By:  Byron Payne
Its:  Assistant Vice President

                                                       Exhibit 28

                INTER-REGIONAL FINANCIAL GROUP, INC.

                          NEWS RELEASE

                JOHN C. APPEL NAMED DAIN BOSWORTH
               PRESIDENT, CHIEF OPERATING OFFICER

MINNEAPOLIS, February 3, 1994 -- Inter-Regional Financial Group (NYSE: IFG) today named John C. Appel president and chief operating officer of its Minneapolis-based subsidiary, Dain Bosworth Incorporated, a full-service regional brokerage and investment banking firm which does business in 16 states and had revenues of $301.8 million in 1993. Appel, 45, formerly served as executive vice president and chief financial officer of both IFG and Dain Bosworth Incorporated.

According to Irving Weiser, IFG's president and chief executive officer, all Dain Bosworth business units now report to Appel, including the heads of Dain Bosworth's retail sales, corporate capital and fixed income groups. Appel will remain an executive vice president of IFG, but the company expects to fill both CFO positions at some point in the future. Weiser, who similarly holds positions at both IFG and Dain Bosworth, will remain as chairman and chief executive officer of Dain Bosworth.

"In almost eight years with our company, John Appel has had a major impact on the success of IFG and Dain Bosworth, and he has a deep understanding of every aspect of our business," Weiser commented. "His financial disciplines were instrumental in IFG's turnaround and he played a key role in our development of a more 'planful' approach to managing a cyclical business." Weiser called Appel "an outstanding business leader and one of the architects of our growth strategy."

Appel joined IFG in 1986 as senior vice president and CFO and was promoted to executive vice president in 1990. That same year, he also became executive vice president and CFO of Dain Bosworth. Before joining IFG, Appel was a partner with the accounting firm of Deloitte Haskins & Sells (now Deloitte Touche), having joined the firm in 1970. He earned a bachelor's degree from the University of Michigan in 1970 and an MBA from Harvard in 1975.


Appel serves as a director of Smith Breeden Associates, Inc., a money management and banking firm based in North Carolina. Active in the community, Appel serves on the boards of Minnesota DARE, the Minnesota Zoo and Minneapolis Athletic Club. In addition, he was a section chair of the Minneapolis United Way 1993 campaign. His professional affiliations include the Financial Executives Institute and the Securities Industry Association's Clearance and Settlement Committee.

Inter-Regional Financial Group is, through Dain Bosworth Incorporated and Rauscher Pierce Refsnes, Inc., one of the nation's largest full-service regional brokerage and investment banking companies. IFG's two broker-dealers serve individual, institutional, corporate and governmental clients in 22 predominantly western states. IFG also is the parent company of Insight Investment Management, Inc., adviser for the Great Hall Funds, and Regional Operations Group, Inc., a brokerage operations and technology services subsidiary. The company's common stock is traded on the New York Stock Exchange under the symbol IFG.

###
CONTACT:  B. J. French, IFG Corporate Communications - (612) 371-
2363